Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

Sound Equity Dividend Income ETF (DIVY)

Sound Enhanced Fixed Income ETF (FXED)

Each listed on the New York Stock Exchange LLC

(each a “Fund” and together, the “Funds”)

Supplement dated November 3, 2026 to the

Summary Prospectus, Prospectus,

and Statement of Additional Information,

each dated March 30, 2026, as supplemented

At a meeting held on October 2, 2026, the Board of Trustees (the “Board”) of Tidal Trust I (the “Trust”) unanimously approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for the reorganization (each a “Reorganization” and together the “Reorganizations”) of each Fund into a separate and newly created series of Tidal Trust II (the “Acquiring Trust”) as follows: the Sound Equity Dividend Income ETF, a series of the Trust, would have reorganized into the Hilton Dividend & Yield Equity ETF, a newly created series of the Acquiring Trust, and the Sound Enhanced Fixed Income ETF, a series of the Trust, would have reorganized into the Hilton NCA Enhanced Fixed Income ETF, a newly created series of the Acquiring Trust (each such newly created series an “Acquiring Fund” and together, the “Acquiring Funds”). Shareholders of the Funds previously received notice of the proposed Reorganizations in a supplement dated October 15, 2026; however, a combined proxy statement/prospectus relating to the Reorganizations has not been mailed to shareholders of the Funds and a meeting of shareholders of each Fund to consider the approval of the Plan of Reorganization has not been set.

At the request of Hilton Capital Management, LLC (“Hilton”), a proposed sub-adviser to each of the Acquiring Funds, the Trust and the Acquiring Trust have determined not to proceed with the previously announced Reorganizations at this time. As previously disclosed in the supplement dated October 15, 2026, each Acquiring Fund would have been managed in accordance with the same investment objectives and fundamental investment policies, and substantially similar investment strategies, as the corresponding Fund. Hilton is considering potential changes to each Acquiring Fund, including potential changes to the investment strategies for each Acquiring Fund. Hilton intends to present the Reorganizations to the Board for approval again at such time as it has determined such changes to be incorporated for each Acquiring Fund. If the Board subsequently approves the Reorganizations at that time, shareholders of the Funds will be provided with notice of the approval and information about a meeting of shareholders of each Fund to consider approval of the Plan of Reorganization. In the meantime, Tidal will continue to serve as the investment adviser to each Fund, and Sound Income Strategies, LLC (“Sound”) will continue to serve as the investment sub-adviser to each Fund. Tidal and Sound will continue to manage the Funds in accordance with their current investment objectives and investment strategies.

Shareholders of each Fund can call 833-916-9056 for additional information.

Please retain this Supplement for future reference.